Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ W. Patrick Battle
W. Patrick Battle

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Peter C. Browning
Peter C. Browning

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ G. Douglas Dillard, Jr
G. Douglas Dillard, Jr

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ James H. Hance, Jr.
James H. Hance, Jr.

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Maya Leibman
Maya Leibman

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Robert F. McCullough
Robert F. McCullough

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Vernon J. Nagel
Vernon J. Nagel

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Laura G. O'Shaughnessy
Laura G. O'Shaughnessy

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Dominic J. Pileggi
Dominic J. Pileggi

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ray M. Robinson
Ray M. Robinson

Dated: October 23, 2020

Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Neil M. Ashe and Karen J. Holcom, and each of them individually, his or her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for the undersigned in his or her name, place, and stead in his or her capacity as a director or officer of Acuity Brands, Inc., to file a registrant's annual report on Form 10-K for the fiscal year ended August 31, 2020, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Mary A. Winston
Mary A. Winston

Dated: October 23, 2020